UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A
(RULE 14a-101)

___________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CYBER APP SOLUTIONS CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 28, 2024

Dear Stockholder:

You are cordially invited to attend Cyber App Solutions Corp.’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 7, 2024 at 2:00 p.m. Central Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_SlQeMnFlQ52evnq6RLTvAg prior to the deadline of November 6, 2024 at 11:59 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Annual Meeting of Stockholders. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Central Time on November 6, 2024. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in Cyber App Solutions Corp.

Sincerely,

/s/ Steven Looper
Steven Looper
Chief Executive Officer, President and Director
Houston, Texas
October 28, 2024

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET OR BY TELEPHONE, BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

IF YOU HAVE CHOSEN TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

CYBER APP SOLUTIONS CORP.
2000 Bering Drive
Suite 875
Houston, Texas 77057
(713) 400-2987

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, NOVEMEBER 7, 2024
2:00 P.M. CENTRAL TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Cyber App Solutions Corp., a Nevada corporation (“we,” “us,” “our” or the “Company”), will be held on November 7, 2024, at 2:00 p.m. Central Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.      ELECTION OF DIRECTORS.    To elect the five (5) directors named in the attached proxy statement to serve until his/her successor is duly elected and qualified, unless he/she resigns, is removed or otherwise is disqualified from serving as a director of the Company;

2.      APPROVAL OF THE PROPOSED BYLAWS.    To approve the Proposed Bylaws (as defined below) to, among other things (i) adequately address the needs of the Company; and (ii) update the Existing Bylaws (as defined below) so that they are in line with current industry standards for public companies; and

3.      ANY OTHER BUSINESS.    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the director nominees and vote FOR the approval of the Proposed Bylaws. Only stockholders of record at the close of business on October 7, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, AND FOR THE APPROVAL OF THE PROPOSED BYLAWS.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your broker, bank or other nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy statement or cast your vote at the Annual Meeting to ensure your vote will count.

This notice of annual meeting of stockholders (this “Notice”), the proxy statement, including the form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) are available at www.onlineproxyvote.com/CYRB/2024. You will need to use the control number appearing on the Notice or your proxy card to vote via the Internet. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

This Notice, the proxy statement, the proxy card and the 2023 Annual Report are first being mailed to our stockholders on or about October 28, 2024.

Sincerely,

/s/ Steven Looper
Steven Looper
Chief Executive Officer, President and Director
Houston, Texas
October 28, 2024

CYBER APP SOLUTIONS CORP.
2000 Bering Drive
Suite 875
Houston, Texas 77057
(713) 400-2987

___________________

PROXY STATEMENT

___________________

The enclosed proxy is solicited on behalf of Cyber App Solutions Corp., a Nevada corporation, by its Board of Directors (the “Board”) for use at its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 2:00 p.m., Central Time, on November 7, 2024, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast. To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_SlQeMnFlQ52evnq6RLTvAg prior to the deadline of November 6, 2024 at 11:59 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting.

These proxy solicitation materials were first sent or given on or about October 22, 2024 to all stockholders of record entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.001 per share (the “Common Stock”), of Cyber App Solutions Corp. at the close of business on October 7, 2024 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 84,119,047 shares of Common Stock outstanding and approximately 140 record holders of our Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

References to the “Company,” “Cyber App,” “Cyber App Solutions,” “our,” “us” or “we” mean Cyber App Solutions Corp.

i

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Cyber App Solutions, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card which is accessible over the Internet or in physical form enables you to appoint David Hobbs, our Executive Chairman, as your proxy at the Annual Meeting. By completing and returning the proxy card or submitting your proxy prior to the Annual Meeting as described herein, you are authorizing Mr. Hobbs to vote your shares at the Annual Meeting in accordance with your instructions submitted prior to the Annual Meeting. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we urge you to submit your proxy or complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not described in the proxy materials, the proxy will vote your shares, under your proxy, according to his best judgment.

Methods of Voting

You may vote over the Internet, by facsimile, by mail, or by submitting your vote online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.    The website address for Internet voting is provided on the Notice of Annual Meeting of Stockholders (the “Notice”) and on the proxy card. You will need to use the control number appearing on the Notice or your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Central Time on November 6, 2024. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.

Voting by Facsimile.    You can vote by marking, dating and signing the proxy card and returning it by facsimile to the number provided in the Notice.

Voting by Mail.    You can vote by marking, dating and signing the proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer, or other similar organization that holds your shares. If you sign and return the proxy card or submit your proxy prior to the Annual Meeting but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting at the Meeting.    If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. Have your Notice or proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•        enter a new vote over the Internet, or sign and return a replacement proxy card by facsimile or mail;

•        provide written notice of the revocation to our Corporate Secretary at our principal executive office, 2000 Bering Drive, Suite 875, Houston, Texas 77057, which written notice must be received prior to the Annual Meeting; or

•        attend the virtual Annual Meeting online and vote.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date, are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 84,119,047 issued and outstanding shares of our Common Stock with voting rights outstanding. Each holder of Common Stock voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person online or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.      a plurality of the votes properly cast in the election of directors at the Annual Meeting will be required to elect each Board nominee (“Proposal 1”); and

2.      a majority of the votes properly cast will be required to approve the Proposed Bylaws (“Proposal 2”).

Votes cast by proxy or online at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting who will also determine whether a quorum is present. The inspector of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker does not have discretion to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Proposal 1 and Proposal 2 are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on these proposals and will have no effect on the outcome of these proposals.

In addition, abstentions will not be counted as “votes cast” and will have no effect on the outcome of Proposal 2. Under the plurality voting standard for the election of directors under Proposal 1, votes that are withheld will not be included in the vote tally for the election of any candidate.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and on the approval of the Proposed Bylaws. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis on these proposals. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors or on the approval of the Proposed Bylaws, no votes will be cast on these proposals on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.      “for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

2.      “for” the Proposed Bylaws; and

3.      at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

Voting Results

Voting results may be announced at the Annual Meeting and will be published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name, you are a “stockholder of record” who may vote at the Annual Meeting, and we sent a printed form of our proxy materials to you. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above and in the Notice. Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy vote by Internet, or by completing, dating, signing and sending, by either facsimile or mail, the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and the Notice and the proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you should receive a voting instruction form from the bank, broker, or other nominee that holds your shares and follow the instructions provided regarding how to instruct your bank, broker, or other nominee to vote your shares and to attend online the Annual Meeting.

Householding of Proxy Materials; Receipt of More than One Proxy Card

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the Notice and proxy materials may have been sent to multiple stockholders in your household. This practice is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (713) 400-2987 or write to Cyber App Solutions Corp., 2000 Bering Drive, Suite 875, Houston, Texas 77057. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting our Corporate Secretary in the same manner.

If you have received more than one Notice or otherwise have access to more than one proxy card, you may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation.

Who Can Answer Questions About Voting Your Shares

You can contact our Corporate Secretary at (713) 400-2987 or by sending a letter to our Corporate Secretary at our principal executive office, 2000 Bering Drive, Suite 875, Houston, Texas 77057, with any questions about proposals described in this proxy statement or how to execute your vote.

EXECUTIVE OFFICERS AND DIRECTORS

Directors, Executive Officers and Corporate Governance.

The following table lists the names, ages and positions of the individuals who serve as directors and executive officers of the Company. All company officers have been appointed to serve until their successors are elected and qualified or until their earlier resignation or removal. The directors shall hold office until the next annual meeting of shareholders and until their successor shall have been elected and qualified. There are no arrangements or understandings between any director and any other persons pursuant to which such director was elected.

Name and Address of Executive Officer and/or Director	Age	Position
Steven Looper	67	Chief Executive Officer, President and Director
Kenneth Winters	42	Chief Financial Officer
John Coates	62	Chief Technology Officer
David Hobbs	60	Executive Chairman and Director
Douglas Heller	66	Director
Peter Wagner	58	Director
Tralisa Maraj	49	Director

Steven Looper, Chief Executive Officer, President and Director has been serving the Company as the Chief Executive Officer, President and a director since July 2023. Mr. Looper has been an independent oil and gas producer since 1982, and since 1993, had been focused on the development of large resource plays in West Texas at Riata Energy, Inc. and in the Barnett Shale trend. Mr. Looper organized and served as Managing Member of Plateau Helium, LLC, a company that develops helium reserves in Colorado and Kansas, from 2019 through 2022. From 2021 through the present, Mr. Looper has served as CEO and Managing Member of Proton Green, LLC, which owns rights to mineral leases in one of the largest helium and CO2 fields in North America and also has the capacity to store CO2. As of September 2023, Mr. Looper has also been serving as a member of the board of directors of the VVC Exploration Corporation. We believe that Mr. Looper is qualified to serve as a member of our board of directors due to the perspective and the management experience that he brings as the founder of Proton Green and as a Chief Executive Officer, and his extensive experience in the oil and gas industry.

Kenneth Winters, Chief Financial Officer has been serving the Company as the Chief Financial Officer since July 2023. Previously, Mr. Winters served as the Chief Financial Officer of Proton Green, LLC since June 2022. Prior to being promoted to Chief Financial Officer, Mr. Winters served as the Corporate Controller for Proton Green, LLC since February 2022. From 2018 to 2022, Mr. Winters served in the roles of Corporate Controller and Financial Reporting Manager at Rosehill Resources, Inc. Mr. Winters has over 17 years of public company accounting experience, which includes 6 years in the audit practice at Deloitte & Touche, with a heavy focus on the upstream oil and gas segment and the renewable energy industry. Mr. Winters holds a Master of Professional Accountancy and a Bachelor of Business Administration from Stephen F. Austin State University and is a Certified Public Accountant in the State of Texas. The Company and Mr. Winters have not entered into a formal employment agreement.

John Coates, Chief Technology Officer has been serving the Company as the Chief Technology Officer since July 2023. Mr. Coates is a highly experienced oil and gas professional with a career emphasis on large-scale, unconventional resource development. Mr. Coates has served as the Chief Technology Officer of Proton Green, LLC since February 2021. From 1998 to 2021, Mr. Coates co-founded Patrick Energy, Coronado Resources, and Dover Energy, all private upstream oil and gas companies, focused on exploring and developing unconventional resources in the Mid-Continent. Mr. Coates holds a Master of Science in Geologic Engineering from the Colorado School of Mines and a Bachelor of Science in Geochemistry with Honors from the University of London. The Company and Mr. Coates have not entered into a formal employment agreement.

David Hobbs, Executive Chairman and Director has been serving the Company as a director and as Chairman since 2023 and as Executive Chairman since September 2024. Mr. Hobbs is an expert in energy industry structure and strategies with nearly 40 years of experience, currently as Executive Chairman of Pantheon Resources Plc and, before that, as Head of Research at The King Abdullah Petroleum Studies and Research Center (KAPSARC) where he helped establish a world leading think tank in Saudi Arabia. Mr. Hobbs has also served as Chief Energy

Strategist at IHS (now S&P Global) and as Co-Chair of CERAWEEK, providing insight to governments and major energy companies around the world. Prior to CERA, Mr. Hobbs was Head of Business Development with Monument Oil & Gas and managed the North American and Asian businesses of Hardy Oil & Gas.

Douglas Heller, Director has been serving the Company as a director since October 2023. Mr. Heller also currently serves as Chairman, President and CEO of Sun Drilling Products Corp., a specialty oilfield products company based in Louisiana. He has also been a Partner in the Houston based private equity investment firm of Heller Hickox & Company which he co-founded in 1991 and which has specialized in structuring and leading oil and gas equity investments for over three decades. From 1987 to 1991, he served as Vice President of Butcher Resources, Inc. in Philadelphia, PA and was responsible for oil and gas investment and merchant banking activity. Mr. Heller began his career in the oil and gas industry in 1979 as an exploration geologist with Texaco Inc. in New Orleans, Louisiana where he held various technical and managerial positions prior to 1987 with primary responsibility for offshore exploration and production activities in the Gulf of Mexico. Mr. Heller holds a B.S. in Geosciences from The Pennsylvania State University (1979). He is an active member of the American Association of Petroleum Geologists and the Society of Petroleum Engineers and has served on the Boards of various portfolio companies in which his firm has had a controlling interest over the years. The Board believes that Mr. Heller’s extensive experience, his education and professional credentials qualify him to serve as a member of the Company’s Board.

Peter Wagner, Director has been serving the Company as a director since July 2023. Mr. Wagner is an industry veteran with an extensive career in the oil and gas sector. Mr. Wagner has served as Executive Chairman of the Board of Nikkiso CE & IG Group since July 2024. Mr. Wagner served as the CEO and Director of Cryogenic Industries, Inc. (the Company’s consolidated subsidiary in America/CEO of Nikkiso Clean Energy & Industrial Gases Group), a leading provider of cryogenic equipment providing innovative equipment and solutions in liquid gases and beyond, from June 2018 to July 2024. From 2016 to 2018, Mr. Wagner was CEO and Managing Director of LEWA GmbH (in Germany). From 2003 through 2015, Mr. Wagner assumed numerous leadership roles at Atlas Copco, which included the role of Vice President of Business Development at Atlas Copco Comptec, Divisional President for Atlas Copco Gas and Process Division, and General Manager of Atlas Copco Energas GmbH. In addition, Mr. Wagner serves as director on the board of Nikkiso Co., Ltd in Tokyo, Japan. Mr. Wagner holds a master of science in engineering from Cologne University of Applied Sciences in Germany. The Board believes that Mr. Wagner’s vast experience, his education, and professional credentials qualify him to serve as a member of the Company’s Board.

Tralisa Maraj, Director has been serving the Company as a director since May 2024. Ms. Maraj is a Global CFO with 24+ years of progressive experience, including 14 years within a top 4 worldwide public accounting firm and extensive experience in oil and gas upstream companies. Ms. Maraj has served as Chief Financial Officer of LiveWire Group Inc. since summer 2022. Prior to joining LiveWire, Ms. Maraj was Chief Financial Officer of CGX Energy Inc. from January 2012 to November 2021. Before joining CGX Energy Inc., Ms. Maraj held the role of Corporate Controller at Remora Energy from October 2009 to October 2011. Prior to this, Ms. Maraj spent a total of 14 years at Pricewaterhouse Coopers from September 1995 to October 2009 with her last position being that of Senior Manager. Ms. Maraj is a Charted Accountant under the Association of Chartered Certified Accountants in the UK and CPA licensed in the State of Texas.

Director Independence

Although our securities are not subject to the rules of the NYSE American LLC (“NYSE American”), we use the definition of independence applied by the NYSE American to determine which directors are “independent.” The Board of Directors has reviewed the independence of our directors, applying the NYSE American independence standards and, based on this review, the Board of Directors determined that each of Peter Wagner, Douglas Heller and Tralisa Maraj is independent within the meaning of the NYSE American rules and the related rules of the SEC. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence.

Family Relationships

There are no family relationships between any director or executive officer.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. Based solely on our review of copies of the reports filed with the SEC and verbal communication with our directors and executive officers, we believe that all reporting requirements for fiscal year 2023 were complied with by each person who at any time during the 2023 fiscal year was a director or an executive officer or held more than 10% of our common stock, except for the following: Mr. Looper, Mr. Winters, Mr. Coates, Mr. Hobbs, Ms. Macias and Looper Family Office, LLC filed a late Form 3 two-hundred twenty eight days late on March 11, 2024. Mr. Heller filed a late Form 3 one-hundred twenty-two days late on March 11, 2024. Mr. Wagner filed a late Form 3 three-hundred sixty-six days late on July 18, 2024. James A. Culver, and Leo William Kerrigan have not reported a Form 3 related to the Share Exchange Acquisition (as defined below). The late filings were due to administrative oversight by the Company’s stock administration and the Company is still working with certain individuals to get their Form 3 reported.

Committee of the Board

Presently, the Company does not have standing audit, compensation or nominating committees. However, the full Board performs all of the functions of a standing audit committee, compensation committee and nominating committee. The Board currently consists of five directors: Mr. Hobbs (Executive Chairman), Mr. Looper, Mr. Heller, Mr. Wagner and Ms. Maraj.

Audit Committee Function

Because the Company’s common stock is traded on the OTC Pink, the Company is not subject to the listing requirements of any securities exchange regarding audit committee related matters. As such, the Company has not established an audit committee but has determined that Ms. Maraj qualifies as an audit committee financial expert; however, the Board is currently in the process of forming an audit committee and expects to establish an audit committee by the end of fiscal year 2024.

Compensation Committee Function

The Board does not currently have a standing compensation committee, and thus we do not have a compensation committee charter. Due to our small size and limited operations to date, the Board determined that it was appropriate for the entire Board to act as the compensation committee. The full Board currently has the responsibility for reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of the Company.

The Company’s executive compensation program is administered by the Board, which determines the compensation of the executive officers of the Company. In reviewing the compensation of the individual executive officers, the Board intends to consider the recommendations of the executive officers, published compensation surveys and current market conditions.

Nomination of Directors

The Board does not currently have a standing nominating committee, and thus we do not have a nominating committee charter. Due to our small size and limited operations to date, the Board determined that it was appropriate for the entire Board to act as the nominating committee. The full Board currently has the responsibility of selecting individuals to be nominated for election to the Board. Board candidates are typically identified by existing directors or members of management. The Board will consider director candidates recommended by shareholders. Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Board. Information with respect to such candidates should be sent to the Company at 2000 Bering Drive, Suite 875, Houston, Texas 77057, Attention: Corporate Secretary. The Board considers the needs for the Board as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity.

Number of Meetings

The Board held a total of 3 meetings during 2023. All directors attended at least 75% or more of the aggregate number of Board meetings.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. The Company did not have a 2023 annual meeting because Evgenii Pak acted as President, Treasurer, Secretary and sole Director and held majority of the shares of the Company.

Communication with Shareholders

Shareholders wishing to communicate with the Board can send an email to david.hobbs@protongreen.com or write or telephone to the Company’s corporate offices:

Cyber App Solutions Corp.
Chairman
2000 Bering Drive, Suite 875
Houston, Texas 77057
(713) 400-2987

Code of Business Conduct and Ethics

As our stock is currently listed for trading on the OTC Pink, we are not required to implement a code of ethics and accordingly, we currently do not have a code of ethics. However, the Company is in the process of finalizing and adopting its code of ethics.

Board Leadership Structure and Role of Board in Risk Oversight Process

Our Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Periodically, our Board assesses these roles and the board leadership structure to ensure our and our stockholders’ interests are best served. Currently, the Executive Chairman position is held by David Hobbs and our Chief Executive Officer is Steven Looper. Our Board currently believes the division of responsibility between separate individuals serving as Executive Chairman and Chief Executive Officer is an effective approach for increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. This approach is subject to the evolving needs of the Company, as the goal of the Board is to ensure the best possible management structure for the Company at any given time.

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts strategic planning and review sessions during the year that include a discussion and analysis of the risks facing us.

Insider Trading Policy

We have not adopted an insider trading policy but plan to do so in the future. This is due to our development stage and small executive management team, and limited number of additional employees. However, the Company’s board of directors and management are cognizant of the need to promote compliance with applicable securities laws, known as “insider trading” laws, which prohibit persons who receive or become aware of material non-public information about the Company (or other companies that do business with the Company) from trading in the Company’s (or such other company’s) securities or providing material non-public information to others who may trade in the Company’s (or such other company’s) securities on the basis of that information and plan to adopt an insider trading plan in the future.

Anti-Hedging Policy

We have not adopted an anti-hedging policy but plan to do so in the future. This is due to our development stage and small executive management team, and limited number of additional employees.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table sets forth information regarding each element of compensation that was paid or awarded to the named executive officers of the Company for the years ended December 31, 2023 and 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Steven Looper, Chief Executive Officer, President and Director(1)	2023	398,000	—	—		—	—	79,133	(6)	477,133
Evgenii Pak, Former President, Chief Executive Officer, Treasurer, Chief Financial Officer, Chief Accounting Officer, Secretary and Sole Director(2)	2023	0	—	—		—	—	0	(8)	0
Evgenii Pak, Former President, Chief Executive Officer, Treasurer, Chief Financial Officer, Chief Accounting Officer, Secretary and Sole Director	2022	0	—	—		—	—	0	(8)	0
John Coates, Chief Technology Officer(3)	2023	240,000	22,000	—		—	—	49,133	(7)	311,133
David Hobbs, Executive Chairman(4)	2023	90,000	—	909,218	(5)	—	—	60,000	(8)	1,059,218

____________

(1)      Mr. Looper was appointed by the Board on July 17, 2023, as Chief Executive Officer, President and director.

(2)      Mr. Pak resigned on July 17, 2023 from all executive officer positions with the Company, including Chief Executive Officer and President, and as a member of the Board.

(3)      Mr. Coates was appointed by the Board on July 17, 2023, as Chief Technology Officer.

(4)      Mr. Hobbs was appointed by the Board on July 17, 2023, as Executive Chairman and director.

(5)      During the year ended December 31, 2023, the Company issued 727,374 shares of common stock to Mr. David Hobbs, on December 11, 2023, as one-time compensation arrangement for joining the Company as Executive Chairman. The compensation expense for the award totaled $909,218 and was estimated using a fair value of $1.25 per share, as computed in accordance with FASB ASC Topic 718. See Note 7 to the consolidated financial statements included in our 2023 Annual Report for all relevant valuation assumptions used to determine the grant date fair value of these options.

(6)      Amounts reflect company-paid health insurance premiums of $49,133 and fees earned or paid in cash for services rendered as a director of $30,000.

(7)      Amounts reflect company-paid health insurance premiums.

(8)      Amounts reflect fees earned or paid in cash for services rendered as a Chairman and director.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by any of the named executive officers and directors as of the end of the fiscal year ended December 31, 2023.

Employment Agreements

The Company does not have any formal employment agreements in place with its executive officers. Steven Looper, Kenneth Winters, and John Coates held the same roles in Proton Green (as defined below) prior to the consummation of the share exchange with Proton Green on July 17, 2023 (the “Share Exchange Acquisition”), as they became officers of the Company as of the closing of the share exchange contemplated by that certain Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, Proton Green, LLC (“Proton Green”) and the members of Proton Green. As such, the Company maintained their prior compensation levels with Proton Green.

Annual Base Salary and Other Compensation

Steven Looper’s compensation consists of an annual salary of $400,000 and 100% of health insurance premiums, John Coates’ compensation consists of an annual salary of $240,000 and 100% of health insurance premiums and David Hobbs’ compensation consists of an annual salary of $216,000.

Bonus Compensation

All bonus compensation is discretionary.

Director Compensation

The following table sets forth certain information concerning compensation earned by the Company’s non-employee directors for services rendered as a director during the year ended December 31, 2023. The compensation of our current and former directors, Evgenii Pak, Steven Looper and David Hobbs, during year ended December 31, 2023 are included in the Summary Compensation Table above:

Name and Principal Position	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Peter. Wagner	30,000	(1)	—	—	—	—	30,000
Douglas Heller	15,000	(2)	—	—	—	—	15,000

____________

(1)      Mr. Wagner was appointed as a director of the Company effective as of July 17, 2023.

(2)      Mr. Heller was appointed as a director of the Company effective as of October 31, 2023.

The Board approved and adopted the following compensation for the Board:

Cash Retainer

The annual cash retainer for each director is $60,000. Each director may, at their sole election, opt to receive their quarterly payment in shares of the Company’s common stock issued at the valuation applicable as of the date of the award. The shares shall vest immediately upon issuance. The Chairman of the Board shall receive additional compensation in the amount of $60,000, payable in cash or common stock, at their sole election, at a valuation applicable at the time of the award. Additional compensation for the Chairman of each Board committee will be determined at the discretion of the Board as needed.

Equity Compensation Awards

Each Director shall receive an annual award of restricted stock units valued at $140,000 (the “Annual Equity Award”). Prior to the Company uplisting to a higher-tier exchange such as Nasdaq or NYSE (the “Uplisting”), the Annual Equity Award shall be issued at a Company valuation based on market capitalization of $500,000,000. Subsequent to the Uplisting, the Annual Equity Award shall be issued at the actual quoted market price on the date of the award. Each Annual Equity Award shall vest one year from the date it was awarded. As of the Record Date, no Annual Equity Awards have been issued to any of the Directors.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

2024 Long-Term Incentive Plan

In May 2024, the Board and a majority of the stockholders approved the 2024 Plan. The purpose of the 2024 Plan is to provide a means through which the Company and its affiliates may attract, retain and motivate qualified persons to serve as employees, directors and consultants, thereby enhancing the profitable growth of the Company and its affiliates. The 2024 Plan is to be administered by the Board, or by a compensation committee if appointed by the Board to administer the 2024 Plan, which collectively we refer to as the “Administrator.” The Board may delegate to officers of the Company the power to grant awards to the extent permitted by the laws of the State of Nevada. Awards granted under the 2024 Plan may be Incentive Stock Option (“ISOs”), Non-Statutory Stock Options, restricted stock, restricted stock units or substitute awards which are awarded to eligible persons, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to the Company’s success. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. The maximum number of shares of common stock that may be delivered pursuant to awards granted to eligible persons under this 2024 Plan may not exceed 10,000,000 shares, subject to adjustment for stock splits and other events as set forth in the 2024 Plan.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Independent registered public accounting firm fees

The following table sets forth the aggregate fees billed by our current independent auditors, Whitley Penn LLP, for professional services rendered in the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit fees(1)	$359,300	$114,900
Audit related fees(2)	—	—
Total	$359,300	$114,900

____________

(1)      Audit fees consist of professional services for the audit of our annual financial statements, review of financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagement for those fiscal years.

(2)      Audit-related fees consist of assurance and related services reasonably related to the performance of the audit or review of our financial statements that are not reported under the heading Audit fees above.

Audit Committee pre-approval policies and procedures

Presently, the Company does not have a standing Audit Committee. The Board of Directors must pre-approve all services to be performed for us by our independent auditors. During the years ended December 31, 2023 and 2022, all services billed by Whitley Penn LLP were pre-approved by the Board of Directors.

Attendance at Annual Meeting

A representative from Whitley Penn LLP will be online at the Annual Meeting and available to respond to appropriate questions and will also have the opportunity to make a statement if they desire to do so.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND
DIRECTOR INDEPENDENCE

The Board has implemented a policy to review, approve and oversee any transaction between us and any related person and any other potential conflict of interest situations on an ongoing basis. Prior to consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction would be disclosed to the disinterested directors. The transaction would not be approved unless a majority of the members of the Board who are not interested in the transaction approve the transaction. The Board intends to consider, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to us than terms generally available in a transaction with an unrelated third-party under the same or similar circumstances and the extent of the related person’s interest in the related person transaction.

Consulting Arrangements

The Company had advisory consulting agreements with TPG Commercial Finance, an entity in which Jim Culver, a principal owner of either directly or indirectly more than 10% of the Company’s common stock, is the President/Owner and Leo W. Kerrigan, an individual that owns more than 10% of the Company’s common stock. For the years ended December 31, 2023 and 2022, the Company incurred costs of $40,000 and $110,000, respectively. For the three months ended June 30, 2024 and 2023, the Company did not incur any costs and for the six months ended June 30, 2024 and 2023 the Company incurred costs of $0 and $20,000, respectively. The costs were recorded in the Consolidated Statements of Operations to “General and administrative expenses — related parties”.

The Company received human resource services from an immediate family member of a named executive officer. For the years ended December 31, 2023 and 2022, the Company incurred $32,500 and $22,500, respectively, in fees related to Human Resource services. For the three months ended June 30, 2024 and 2023, the Company incurred $15,000 and $2,500, respectively, and for the six months ended June 30, 2024 and 2023, the Company incurred costs of $30,000 and $17,500, respectively, in fees related to Human Resource services. These costs were recorded in the Consolidated Statements of Operations to “General and administrative expenses — related parties”.

The Company engaged Integrated Cryogenic Solutions, LLC for front-end engineering design studies for its initial beverage grade CO2 plant. Integrated Cryogenic Solutions, LLC is an innovative specialty engineering, procurement & manufacturing unit of Nikkiso Cryogenics Industries, an entity in which our board of director, Peter J. Wagner, currently serves as the Executive Chairman of the Board and former CEO. The Company incurred $95,000 for the year ended December 31, 2023. The costs were recorded in the Consolidated Statements of Operations to “General and administrative expenses — related parties”.

Related Party Note Receivable

In September 2022, the Company loaned $25,000 to VVC Resources, an entity in which James A. Culver, a principal owner of either directly or indirectly more than 10% of the Company’s common stock, is the President and CEO. The loan bore interest at zero percent. There was no stated maturity date for the loan. As of December 31, 2023 and December 31, 2022, the related party note receivable has balance of $25,000.

Co-Tenancy Arrangement

In October 2023, the Board approved a co-tenancy arrangement whereby we expanded the leased space in our Houston office and share the expanded space with Pantheon Resources, Inc., an entity where our Chairman of the Board of Directors, David Hobbs, serves as Executive Chairman. We share equally the costs of the lease and office supplies.

Advances from related party

Prior to the Share Exchange Acquisition, CYRB had received advances of $14,651 from CYRB’s sole officer and director to pay for general and administrative costs. Upon the consummation of the Share Exchange Acquisition effective on July 17, 2023, the entire balance of $14,651 was forgiven. As of December 31, 2023 and 2022, there are no advances from related parties outstanding.

Apart from the disclosures set forth above, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 or Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 7, 2024 by (a) each stockholder who is known to us to beneficially own 5% or more of our common stock, (b) our directors, (c) our executive officers, and (d) all executive officers and directors as a group. Beneficial ownership is determined according to the SEC rules, and generally means that person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security and includes options, warrants and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of October 7, 2024.

This table is based on information supplied by each director, officer and principal stockholder of the Company. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have (i) sole voting power and investment power with respect to their common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock. Unless otherwise indicated, the address for each director, executive officer and 5% or greater stockholders of the Company listed is: c/o Cyber App Solutions Corp., 2000 Bering Drive, Suite 875, Houston, Texas 77057.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficial Ownership
Directors and Named Executive Officers
Steven E. Looper(3)	15,432,551	18.35%
David A. Hobbs(3)	727,374	*
Peter J. Wagner(3)	89,604	*
Douglas Heller(3)	2,424	*
Evgenii Pak(3)	—	*
Tralisa Maraj(3)	—	*
John M. Coates(3)	—	*
All current directors and executive officers as a group (6 persons)	16,251,953	19.32%
More than 5% Stockholders
Kips Bay Select, LP(1), 1225 Ave Ponce de Leon, San Juan, Puerto Rico 00907	8,981,059	9.99	%(4)
Cyber One, Ltd.(2), 23 Lime Tree Bay, George Town Grand Cayman, Cayman Islands KY1-1110	9,196,889	9.99	%(5)
James A. Culver(3)	13,268,619	15.77%
Leo W. Kerrigan(3)	14,013,841	16.66%
Edward J. Haberfield(3)	4,978,243	5.92%

____________

*        Less than 1%.

(1)      Kips Bay Select, LP and Leviston Resources, LLC share a common Chief Financial Officer. Kips Bay Select LP owns 2,620,151 shares of common stock held in book-entry form, Leviston Resources, LLC owns 579,473 shares of common stock held in book-entry form, Kips Bay Select LP have convertible notes convertible into approximately 65,081,101 shares of common stock and Kips Bay Select LP have warrants to purchase 3,846,154 shares of common stock. The shares reported herein include 3,199,624 shares of common stock in book-entry form and 5,781,435 shares of common stock issuable upon exercise of the warrants or conversion of the convertible notes. Shares reported herein do not include 59,299,666 shares of common stock that underlie, in the aggregate, the convertible notes and warrants, as the exercise or conversion of these securities are subject to a beneficial ownership limitation. If, however, conversion or exercise of such shares are not subject to a beneficial ownership limitation, the shares reported herein would be 68,280,725 shares of common stock and percentage ownership would be approximately 45.76%. The exercise or conversion of such convertible notes and warrants are subject to Kips Bay Select, LP, and Leviston Resources, LLC as part of the holder group (the “Holder Group”), holding less than 4.99% of the outstanding shares of common stock, which automatically increases to 9.99% so long as the Holder Group owns in excess of 4.99%. The convertible notes held by Kips Bay Select, LP are subject to that certain forbearance and settlement agreement (the “Forbearance Agreement”) that the Company entered into on September 16, 2024 with Kips Bay Select, LP and Cyber One, Ltd. So long as the Company is following the terms of the Forbearance Agreement, the holders of the convertible notes do not have the option to convert the notes into shares of common stock. The shares issuable upon conversion of the notes are included herein because, per the terms of the Forbearance Agreement, the Company have payments due on or within 60 days of October 7, 2024 and failure to make such payments will give the holders the option to convert the notes into shares of common stock.

(2)      Cyber One, Ltd. owns 1,254,986 shares of common stock held in book-entry form, have convertible notes convertible into approximately 65,081,101 shares of common stock and have warrants to purchase 3,846,154 shares of common stock. The shares reported herein include 1,254,986 shares of common stock in book-entry form and 7,941,903 shares of common stock issuable upon exercise of the warrants or conversion of the convertible notes. Shares reported herein do not include 57,139,198 shares of common stock that underlie, in the aggregate, the convertible notes and warrants, as the exercise or conversion of these securities are subject to a beneficial ownership limitation. If, however, conversion or exercise of such shares are not subject to a beneficial ownership limitation, the shares reported herein would be 66,336,087 shares of common stock and percentage ownership would be approximately 44.46%. The exercise or conversion of such convertible notes and warrants are subject to Cyber One, Ltd. holding less than 4.99% of the outstanding shares of common stock, which automatically increases to 9.99% so long as Cyber One, Ltd. owns in excess of 4.99%. The convertible notes held by Cyber One, Ltd. are subject the Forbearance Agreement. So long as the Company is following the terms of the Forbearance Agreement, the holders of the convertible notes do not have the option to convert the notes into shares of common stock. The shares issuable upon conversion of the notes are included herein because, per the terms of the Forbearance Agreement, the Company have payments due on or within 60 days of October 7, 2024 and failure to make such payments will give the holders the option to convert the notes into shares of common stock.

(3)      Percentage of common stock beneficial ownership is calculated using 84,119,047 shares of common stock outstanding as on October 7, 2024.

(4)      Percentage of common stock beneficial ownership is calculated using 89,900,482 shares of common stock, which consist of 84,119,047 shares of common stock outstanding as on October 7, 2024 and 5,781,435 shares of common stock, due to beneficial ownership limitations, issuable upon exercise of the warrants or conversion of the convertible notes, on a fully diluted basis within 60 days of October 7, 2024.

(5)      Percentage of common stock beneficial ownership is calculated using 92,060,950 shares of common stock, which consist of 84,119,047 shares of common stock outstanding as on October 7, 2024 and 7,941,903 shares of common stock, due to beneficial ownership limitations, issuable upon exercise of the warrants or conversion of the convertible notes, on a fully diluted basis within 60 days of October 7, 2024.

PROPOSALS

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Overview

Our existing bylaws (the “Existing Bylaws”) provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of a number of directors between one and five. Our Board presently consists of five members. Each of our current directors has been nominated for reelection.

Nominees

After due consideration of the qualifications of each of the nominees as described above, the Board has nominated the following individuals to serve until his or her successor is duly elected and qualified, unless he or she resigns, is removed or otherwise is disqualified from serving as a director of the Company:

Steven Looper

David Hobbs

Douglas Heller

Peter Wagner

Tralisa Maraj

We have been advised by each of the director nominees that he or she is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Vote Required

A plurality of the votes properly cast in the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. Broker non-votes will not affect the outcome of the election of directors. In addition, votes that are withheld will not be included in the vote tally for the election of any candidate.

Recommendation

The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2 — APPROVAL OF THE PROPOSED BYLAWS

Acting in accordance with the NRS and our Articles of Incorporation, our Board has unanimously adopted the form of amended and restated bylaws (the “Proposed Bylaws”) attached hereto as Appendix A, to replace the Existing Bylaws, which, in the judgment of the Board, is necessary to, among other things (i) adequately address the needs of the Company; and (ii) update the Existing Bylaws so that they are in line with current industry standards for public companies. The Board has determined that the Proposed Bylaws are in the Company’s best interests, and is asking stockholders to consider and, if they deem appropriate, to approve the Proposed Bylaws.

The following table sets forth a summary of the principal proposed changes between the Existing Bylaws and the Proposed Bylaws. This summary is qualified by reference to the complete text of the Proposed Bylaws, a copy of which is attached to this proxy statement as Appendix A. All of our stockholders are encouraged to read the Proposed Bylaws in their entirety for a more complete description of their terms. Please also see the below for a summary comparison of the principal differences between the Existing Bylaws and the Proposed Bylaws.

	Existing Bylaws	Proposed Bylaws
Annual Meetings and Special Meetings of Stockholders

Under the Existing Bylaws, (i)  annual meeting shall be held on a date and time determined by the Board of Directors; and (ii) special meetings may be called by the President upon written request of the holders of 50% or more of the outstanding shares entitled to vote at such special meeting.

Under the Proposed Bylaws, (i) annual meetings of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors; and (ii) special meetings may be called at any time solely and exclusively by the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President.

Notice of Stockholders Meeting	Under the Existing Bylaws, the Secretary shall give written notice which shall be delivered not less than ten (10) or more than fifty (50) days before the date of the meeting.

Under the Proposed Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

Fixing Date for Determination of Stockholder of Record

Under the Existing Bylaws, (i) the Board of Directors may fix a date not less than ten (10) nor more than fifty (50) days prior to any meeting as the record date; and (ii) the transfer books may be closed by the Board of Directors for a stated period not to exceed fifty (50) days.

Under the Proposed Bylaws, (i) the Board of Directors may fix a date not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and in the case of a determination of stockholders entitled to consent to corporate action without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, and (b) the record date for determining stockholders entitled to consent to corporate action without a meeting shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation, or, if prior action by the Board of Directors is required, it shall be at the close of business on the day on which the Board of Directors adopts the resolution.

Voting; Proxies	Under the Existing Bylaws, no proxy shall be valid after six (6) months from the date of its execution.	Under the Proposed Bylaws, no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

	Existing Bylaws	Proposed Bylaws
Stockholder Proposals	Under the Existing Bylaws, there is no guidance for stockholder proposals or Board nominations or other business at the annual meeting.

Under the Proposed Bylaws, (i) for Nominations or Business to be properly brought before an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary and any proposed Business must constitute a proper matter for stockholder action; (ii) to be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

Board of Directors; Number, Tenure, and Qualifications	Under the Existing Bylaws, the number of Directors of the Corporation shall be a number between one and five.	Under the Proposed Bylaws, the Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution or resolutions of the Board of Directors.
Board of Directors; Removals	Under the Existing Bylaws, directors may be removed, at any time, by a vote of the stockholders holding a majority of the shares.

Under the Proposed Bylaws, directors may be removed from office, with or without cause, at any time, by the vote of the stockholders holding not less than two-thirds (2/3) of the voting power of the issued and outstanding shares.

Capital Stock; Certificates	Under the Existing Bylaws, the shares of the Corporation shall be represented by certificates prepared by the Board of Directors and signed by the President.

Under the Proposed Bylaws, every holder of capital stock of the Corporation represented by certificates shall be entitled to have a certificate signed by any two (2) authorized officers of the Corporation representing the number of shares registered in certificate form.

	Existing Bylaws	Proposed Bylaws
Indemnification	Under the Existing Bylaws, only directors and officers could be indemnified.

Under the Proposed Bylaws, (i) the corporation will continue to indemnify directors and officers to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss reasonably incurred, provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation; (ii) the Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees; and (iii) Indemnification shall continue for an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation.

Vote Required

Approval of the Proposed Bylaws requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation

The Board recommends that stockholders vote FOR the approval of the Proposed Bylaws of the Company.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2025 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at the 2025 annual meeting of our stockholders (“2025 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2025 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than June 30, 2025 (120 days prior to the anniversary of this year’s mailing date), to our Corporate Secretary, c/o Cyber App Solutions Corp., 2000 Bering Drive, Suite 875, Houston, Texas 77057. Such proposals must meet the requirements of Rule 14a-8 to be eligible for inclusion in the Company’s 2024 proxy materials. If a stockholder intends to present a proposal for consideration at the 2025 Annual Meeting of the Stockholders outside of the processes of Rule 14a-8 under the Exchange Act and the Proposed Bylaws are not approved, we must receive notice of such proposal at the address given above by September 12, 2025, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and therefore our proxy will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.

In accordance with the Proposed Bylaws, if approved, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the 2025 Annual Meeting of Stockholders but not submitted for inclusion in the proxy statement for our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8, must be received by us no earlier than the close of business on July 10, 2025 (120 days prior to anniversary of the preceding year’s annual meeting) and no later than close of business on August 8, 2025 (90 days prior to anniversary of the preceding year’s annual meeting); provided, however, that in the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting of Stockholders or 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by us.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no later than September 8, 2025. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Our Board is not aware of any matter to be acted upon at the Annual Meeting other than as described in the Notice and this proxy statement. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

Appendix A

Proposed Bylaws

Amended and Restated
Bylaws
of
Cyber App Solutions Corp.
(the “Corporation”)

ARTICLE I

Offices

Section 1.1 Offices. The Board of Directors of the Corporation (the “Board of Directors”) shall designate and the Corporation shall maintain a principal office. The location of the principal office may be changed by the Board of Directors. The Corporation also may have offices in such other places as the Board may from time to time designate. The location of the principal office of the Corporation shall be designated by resolution.

Article II

Stockholders Meetings

Section 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors and in compliance with the rules of the exchange upon which the Corporation is listed. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these Amended and Restated Bylaws (as amended from time to time, these “Bylaws”). Except as otherwise restricted by the articles of incorporation of the Corporation (as amended from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.2 Special Meetings. Except as otherwise provided by or pursuant to the Articles of Incorporation (including any certificate filed with the Secretary of State of the State of Nevada establishing a series of preferred stock of the Corporation), special meetings of stockholders for any purpose or purposes may be called at any time solely and exclusively by the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by any other person or persons. Any special meeting of stockholders may be postponed by action of the Board of Directors or by the person calling such meeting (if other than the Board of Directors) at any time in advance of such meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.3 Notice of Stockholders Meeting. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.4 Place of Meetings. The Board of Directors may designate any place, either within or without the State of Nevada, as the place of meeting or entirely or in part by any means of remote communication (as contemplated by Nevada Revised Statutes (as amended from time to time, the “NRS”) 78.320 for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, as the place for the holding of such meeting. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be the principal office of the Corporation. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held by means of remote communications or other available technology in accordance with Section 2.13.

Section 2.5 Fixing Date for Determination of Stockholder of Record. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to consent to corporate action without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date for determining stockholders entitled to notice of or to vote at the meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of a determination of stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of a determination of stockholders entitled to consent to corporate action without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held; and (ii) the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action of the Board of Directors is required by applicable law, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by applicable law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 2.5 at the adjourned meeting.

Section 2.6 Quorum; Adjournments. Except as otherwise provided by applicable law or by or pursuant to the Articles of Incorporation, stockholders holding at least a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), shall constitute a quorum at a meeting of stockholders. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series. If a quorum is not represented at a meeting, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7 Organization. Meetings of stockholders shall be presided over by the Chairperson of the Board of Directors, if any, or in his or her absence by the Chief Executive Officer, if any, or in his or her absence, by the President, if any, or in his or her absence, by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8 Voting; Proxies. Except as otherwise provided by or pursuant to the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of capital stock of the Corporation held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to consent to corporate action without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors (other than any Class/Series Directors) (as defined below) at which a quorum is present, a majority of the votes cast shall be sufficient to elect; provided, however, that any meeting of stockholders for the election of directors (other than any Class/Series Directors) at which a quorum is present, and one or more stockholders have (a) nominated one or more individuals for election to the Board of Directors in compliance with Section 2.11 of these Bylaws, such that the number of nominees for election to the Board of Directors exceeds the number of open seats, and (b) not withdrawn such Nomination or Nominations (as each is defined below) on or prior to the tenth (10th) day preceding the date the Corporation first gives notice of such meeting to stockholders, a plurality of the votes cast shall be sufficient to elect. When a quorum is present at any meeting of stockholders, all other elections, questions or business presented to the stockholders at such meeting shall be decided by the affirmative vote of a majority of votes cast with respect to any such election, question or business presented to the stockholders unless the election, question or business is one which, by express provision of the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, any regulation applicable to the Corporation or its securities or the laws of the State of Nevada, a vote of a different number or voting by class or series is required, in which case, such express provision shall govern. For purposes of this Section 2.8, a “majority of votes cast” means that the number of votes cast “for” a nominee, question or business exceeds the number of votes cast “against” such nominee, question or business.

Section 2.9 Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting if, before or after the action, a written consent thereto is (a) signed by stockholders holding at least a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote on such action (except that if a greater proportion of the voting power would be required for such an action at a meeting, then that proportion of written consents is required), and (b) delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Any such delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. In no instance where action is duly and properly authorized by written consent need a meeting of stockholders be called or, unless otherwise required by applicable law or any certificate of designation relating to any series of Preferred Stock, notice given.

Section 2.10 Maintenance of List of Stockholders. The Corporation shall keep, at its principal office or with its custodian of records whose name and street address are available at the corporation’s registered office, a list, revised annually not later than 60 days after the date by which an annual list containing all of the information required by NRS 78.150 is required to be filed pursuant to NRS 78.150, containing only the names, alphabetically arranged, of all persons who are stockholders of record of the Corporation, showing their places of residence, if known, and the number of shares held by them respectively. Such list shall be open to the inspection by any person who has been a stockholder of record of the Corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand, including the affidavit required pursuant to NRS 78.105. Absent manifest error or actual fraud, the stock ledger of the corporation, as maintained by the corporation or its designated transfer agent, shall conclusively determine the stockholders of record of the corporation.

Section 2.11 Notice of Stockholder Business and Nominations.

(a)         Annual Meetings of Stockholders.

(i)     Nominations of one or more individuals for election to the Board of Directors by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude nominations of one or more individuals for election as Class/Series Directors (as defined below)) (each, a “Nomination,” and more than one, “Nominations”) and the proposal of any question or business other than a Nomination or Nominations to be considered by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude any question or business other than a Nomination or Nominations required by or pursuant to the Articles of Incorporation to be voted on solely and exclusively by the holders of any class (voting separately as a class) or series (voting separately as a series) of capital stock of the Corporation then outstanding) (collectively, “Business”) may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting

(or any supplement thereto), provided, however, that reference in the Corporation’s notice of meeting to the election of directors or the election of members of the Board of Directors shall not include or be deemed to include a Nomination or Nominations, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 2.11 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 2.11.

(ii)    For Nominations or Business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to Section 2.11(a)(i)(C) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary and any proposed Business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of the stockholder’s notice as described above. The stockholder’s notice shall set forth: (A) as to each Nomination to be made by such stockholder, (1) all information relating to the individual subject to such Nomination that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), without regard to the application of the Exchange Act to either the Nomination or the Corporation, (2) such individual’s written consent to being named in any proxy statement as a nominee and to serving as director if elected, (3) a description of any direct or indirect compensation or benefit (including, without limitation, indemnification and/or advancement rights) to which the individual subject to such Nomination may be entitled under any agreement, arrangement or understanding with any person other than the Corporation (including, without limitation, the amount of any such monetary compensation) in connection with such individual’s nomination or service as a director of the Corporation and (4) a description of any other material relationship or relationships between or among the individual subject to such Nomination and/or such individual’s affiliates and associates, on the one hand, and the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Nomination or Nominations is/are made and/or such stockholder’s or beneficial owner’s respective affiliates and associates, or others acting in concert with such stockholder or beneficial owner or their respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder, beneficial owner, affiliate, associate or other person were the “registrant” for purposes of such rule and the individual subject to such Nomination was a director or officer of such registrant; (B) as to the Business proposed by such stockholder, a brief description of the Business, the text of the proposed Business (including the text of any resolution or resolutions proposed for consideration and in the event that such Business includes a proposal to amend these Bylaws, the text of the proposed amendment), the reason or reasons for conducting such Business at the meeting and any material interest or interests in such Business of such stockholder and of the beneficial owner, if any, on whose behalf the Business is proposed; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Nomination, Nominations or Business is/are made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, and any of their respective affiliates or associates or others acting in concert with them, (2) the class, series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, if any, (3) a representation that the stockholder is a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to propose such Nomination, Nominations or Business and (4) a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver by proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the Business or elect the nominee or nominees subject to the Nomination or Nominations and/or (y) to otherwise solicit proxies from stockholders of the Corporation in support of such Nomination, Nominations or Business; provided, however, that if the Business is otherwise subject to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act (“Rule 14a-8”), the foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present such Business at an annual meeting of stockholders in compliance with Rule 14a-8, and such Business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting of stockholders. The Corporation may require (1) any individual subject to a Nomination by a stockholder pursuant to Section 2.11(a)(i)(C) of these Bylaws to furnish such other information as the Corporation may reasonably require to determine the eligibility of such individual subject to such Nomination to serve as a director of the Corporation if elected and (2) the stockholder giving notice pursuant to Section 2.11(a)(i)(C) of these Bylaws to furnish such other information as the Corporation may reasonably require to demonstrate that any Business is a proper matter for stockholder action at an annual meeting of stockholders.

(iii)   Notwithstanding anything in the second sentence of Section 2.11(a)(ii) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude any Class/Series Directors) at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming the nominees for election to the additional directorships at least one hundred (100) days prior to the first (1st) anniversary of the preceding year’s annual meeting of stockholders, a stockholder’s notice required by Section 2.11(a)(ii) of these Bylaws shall also be considered timely, but only with respect to nominees for election to such additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)         Special Meetings of Stockholders. Only such Business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto); provided, however, that reference therein to the election of directors or the election of members of the Board of Directors shall not include or be deemed to include Nominations. Nominations may be made at a special meeting of stockholders at which one or more directors are to be elected by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude any Class/Series Directors) pursuant to the Corporation’s notice of meeting (or any supplement thereto) as aforesaid (provided that the Board of Directors has determined that directors shall be elected at such meeting) (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(b) is delivered to the Secretary, who is entitled to vote at the special meeting and upon such election and who complies with the notice procedures set forth in this Section 2.11(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude any Class/Series Directors), any such stockholder entitled to vote in such election may make a Nomination or Nominations of one or more individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting pursuant to this Section 2.11(b), if the stockholder’s notice setting forth the information required by Section 2.11(a)(ii) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominee(s) proposed by the Board of Directors to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.11(b).

(c)         General.

(i)     Only individuals subject to a Nomination made in compliance with the procedures set forth in this Section 2.11 shall be eligible for election at an annual or special meeting of stockholders, and only such Business shall be conducted at an annual or special meeting of stockholders as shall have been brought before such meeting in accordance with the procedures set forth in this Section 2.11. Except as otherwise provided by applicable law, the Board of Directors or the individual presiding over an annual or special meeting of stockholders shall have the power and duty to determine whether (A) a Nomination, Nominations or any Business proposed to be brought before the meeting was or was not made, proposed or brought, as the case may be, in accordance with the procedures set forth in this Section 2.11 and (B) any proposed Nomination, Nominations or Business shall be disregarded or that such Nomination, Nominations or Business shall not be considered or transacted at the meeting. Notwithstanding the foregoing provisions of this Section 2.11, if the stockholder (or a qualified representative of the stockholder) giving notice pursuant to Section 2.11(a)(i)(C) or Section 2.11(b) of these Bylaws does not appear at the annual or special meeting of stockholders to present a Nomination, Nominations or Business, such Nomination, Nominations or Business shall be disregarded and such Nomination, Nominations or Business shall not be considered or transacted at the meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(ii)    For purposes of this Section 2.11 and Section 2.12 of these Bylaws, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with or publicly furnished by the Corporation to the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) (or any successor thereto) of the Exchange Act.

(iii)   Nothing in this Section 2.11 shall be deemed to affect any (A) rights or obligations, if any, of stockholders with respect to inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (to the extent the Corporation or such proposals are subject to Rule 14a-8), (B) rights or obligations, if any, of stockholders with respect to the inclusion of a nominee in a universal proxy card pursuant to Rule 14a-19 (or any successor thereto) promulgated under the Exchange Act or (C) rights, if any, of the holders of any class or series of capital stock of the Corporation as provided for or fixed by or pursuant to the Articles of Incorporation and then outstanding to, solely and exclusively, elect one or more directors (collectively, the “Class/Series Directors” and each, a “Class/Series Director”).

Section 2.12 Proxy Access.

(a)         Nominations of Eligible Nominees. The Corporation shall include in its proxy statement and/or on its proxy card (collectively, “proxy materials”) for an annual meeting of stockholders the name of, and the Required Information (as defined below) relating to, any individual nominated for election to the Board of Directors who satisfies the eligibility requirements set forth in this Section 2.12 (an “Eligible Nominee” and more than one, the “Eligible Nominees”), who is nominated pursuant to a stockholder notice in compliance with Section 2.11(a)(i)(C) of these Bylaws, which notice also complies with Section 2.12(f) (a “Proxy Access Notice”) and is timely delivered pursuant to Section 2.12(g) of these Bylaws by a stockholder or a group of no more than twenty (20) stockholders (each, a “Holder” and collectively, “Holders”) who: (i) expressly elects or elect, as the case may be, at the date of delivery of the Proxy Access Notice pursuant to Section 2.12(g) of these Bylaws to have such Eligible Nominee included in the Corporation’s proxy materials; (ii) as of both the date of delivery of the Proxy Access Notice and the record date for determining stockholders entitled to vote at the annual meeting of stockholders, (A) owns of record, or is acting on behalf of one or more beneficial owners who own (in each case, as defined in Section 2.12(c) of these Bylaws), a number of shares that represents at least three percent (3%) in voting power of the then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors (the “Required Shares”) and (B) has owned of record, or is acting on behalf of one or more beneficial owners who have owned (in each case, as defined in Section 2.12(c) of these Bylaws), continuously the Required Shares (as adjusted for any stock splits, stock dividends or similar events) for at least the three-year period preceding the date of delivery of the Proxy Access Notice, and must continue to hold the Required Shares through the date of the annual meeting; and (iii) satisfies the additional requirements set forth in this Section 2.12 (such Holder, or such group of Holders, collectively, an “Eligible Stockholder”). For the avoidance of doubt, in the event of a nomination by a group of Holders that together constitute an Eligible Stockholder, any and all requirements and obligations for an individual Eligible Stockholder set forth in this Section 2.12, including the minimum holding period, shall apply to each member of such group of Holders (each, a “Constituent Holder”); provided that the Required Shares shall be owned by such group of Holders in the aggregate. Should any Holder withdraw from a group of Holders constituting an Eligible Stockholder at any time prior to the annual meeting of stockholders, the remaining Holders shall be deemed to own only the shares owned by the remaining members of the group in determining if the group of Holders continues to constitute an Eligible Stockholder.

(b)         Satisfying the Ownership Requirement. For purposes of satisfying the ownership requirement under Section 2.12(a) of these Bylaws: (i) the outstanding shares of capital stock of the Corporation owned by one or more Holders may be aggregated, provided that the number of Holders whose ownership of shares is aggregated for such purpose shall not exceed twenty (20); (ii) a group of investment funds under common management and investment control shall be treated as one Holder for the purpose of determining the aggregate number of Holders in Section 2.12(b)(i) of these Bylaws, provided that each such investment fund otherwise meets the requirements set forth in this Section 2.12; and (iii) two (2) or more persons that would be deemed to be beneficial owners of the same outstanding shares of capital stock of the Corporation under Rule 13d-3 (or any successor Rule) promulgated under the Exchange Act) shall be treated as one Holder for the purpose of determining the aggregate number of Holders in Section 2.12(b)(i) of these Bylaws.

(c)         Determining Ownership. For purposes of this Section 2.12, a Holder “owns” only those outstanding shares of capital stock of the Corporation as to which the Holder possesses both: (i) the full voting and investment rights pertaining to such shares; and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares, provided that the number of shares calculated in accordance with Section 2.12(b)(i) and Section 2.12(b)(ii) of these Bylaws shall not include any shares (A) sold by such Holder or any of such Holder’s affiliates in any transaction that has not been settled or closed (including any short sale), (B) borrowed by such Holder or any of such Holder’s affiliates for any purpose or purchased by such Holder or any of such Holder’s affiliates pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Holder or any of such Holder’s affiliates, whether any such instrument or agreement is to be settled with shares of capital stock of the Corporation or with cash based on the notional amount or value of outstanding shares of capital stock of the Corporation, in any such case, which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such Holder’s or any of such Holder’s affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such Holder or such Holder’s affiliates. A Holder “owns” outstanding shares of capital stock of the Corporation held in the name of a nominee or other intermediary so long as the Holder retains the right to instruct how such shares are voted with respect to the election of directors and possesses the full economic interest in such shares. A Holder’s ownership of shares of capital stock of the Corporation shall be deemed to continue during any period in which the Holder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the Holder. A Holder’s ownership of outstanding shares of capital stock of the Corporation shall be deemed to continue during any period in which the Holder has loaned such shares, provided that the Holder has the power to recall such loaned shares on no more than five (5) business days’ notice and recalls such loaned shares back to such Holder’s own possession not more than five (5) business days after being notified that such Holder’s Eligible Nominee will be included in the Corporation’s proxy material for the relevant annual meeting of stockholders and holds the recalled shares through date of such annual meeting. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of capital stock of the Corporation are “owned” for purposes of this Section 2.12 shall be determined by the Board of Directors. For purposes of this Section 2.12, the terms “affiliate” or “affiliates” and “associate” or “associates” shall have the respective meanings ascribed thereto under the General Rules and Regulations promulgated under the Exchange Act.

(d)         Limitations on Groups of Holders. No shares of capital stock of the Corporation may be attributed to more than one group of Holders constituting an Eligible Stockholder under this Section 2.12, and no Holder may be a member of more than one group of Holders constituting an Eligible Stockholder under this Section 2.12 per each annual meeting of stockholders.

(e)         Required Information. For purposes of this Section 2.12, the “Required Information” that the Corporation shall include in its proxy statement is: (i) the information concerning the Eligible Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation’s proxy materials by the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder, not to exceed five-hundred (500) words, in support of such Eligible Stockholder’s Eligible Nominee, which must be delivered at the same time and in the same manner as the Proxy Access Notice for inclusion in the Corporation’s proxy materials for the annual meeting (the “Statement”). Notwithstanding anything to the contrary contained in this Section 2.12, the Corporation may omit from its proxy materials, or may require the Eligible Stockholder to supplement or correct, any information, including all or a portion of any Statement, if the Corporation believes: (A) such information is not true and correct in all material respects or omits to state a material statement necessary to make the statements therein not misleading; (B) such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; (C) the inclusion of such information would violate any applicable law, rule or regulation; or (D) the inclusion of such information would impose a material risk of liability to or upon the Corporation. Nothing in this Section 2.12 shall limit the Corporation’s ability to solicit against and include in its proxy materials its own statements or other information relating to any Eligible Stockholder or Eligible Nominee.

(f)          Information to be Set Forth in Proxy Access Notice. The Proxy Access Notice shall set forth the information required under Section 2.11(a)(ii)(A) and Section 2.11(a)(ii)(C) of these Bylaws with respect to the Eligible Stockholder and each Eligible Nominee, respectively, and, in addition, shall set forth or include the following: (i) a copy of the Schedule 14N that has been or is concurrently filed with the Securities and Exchange Commission under Rule 14a-18 promulgated under the Exchange Act; (ii) the details of any relationship not disclosed in the Schedule 14N that existed within the past three (3) years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N; (iii) the name and address of the Eligible Stockholder; (iv) an executed written agreement by the Eligible Stockholder addressed to the Corporation, setting forth the following additional agreements, representations, and warranties: (A) with respect to the Eligible Stockholder, a representation and warranty as to the number of outstanding shares of capital stock of the Corporation such Eligible Stockholder owns and has owned (as defined in Section 2.12(c) of these Bylaws) continuously for at least three (3) years as of the date of delivery of the Proxy Access Notice and an agreement to continue to own the Required Shares through the date of the annual meeting of stockholders, which statement shall also be included in the written statements set forth in Item 4 of the Schedule 14N filed by the Eligible Stockholder with the Securities and Exchange Commission, and a representation and warranty that such Eligible Stockholder intends to continue to satisfy the eligibility requirements described in this Section 2.12 of these Bylaws through the date of the annual meeting of stockholders; (B) the Eligible Stockholder’s agreement to provide (1) written statements from the record holder and intermediaries as required under Section 2.12(h) of these Bylaws verifying the Eligible Stockholder’s continuous ownership of the Required Shares, such statements to be delivered to the Corporation in the same manner as the Proxy Access Notice within five (5) business days after the date of delivery of the Proxy Access Notice and as of the business day immediately preceding the date of the annual meeting of stockholders and (2) immediate notice to the Corporation (in the same manner as the Proxy Access Notice) if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the annual meeting of stockholders; (C) the Eligible Stockholder’s representation and agreement that the Eligible Stockholder (and its respective affiliates and associates) (1) did not acquire the Required Shares with the intent to change or influence control of the Corporation, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors at the annual meeting of stockholders any individual other than the Eligible Nominee being nominated pursuant to this Section 2.12, (3) has not engaged and will not engage in a “solicitation,” and has not been and will not be a “participant” in another person’s “solicitation,” in each case, within the meaning of Rule 14a-1(l) (or any successor rule) promulgated under the Exchange Act, in support of the election of any individual as a director at the annual meeting of stockholders other than such Eligible Stockholder’s Eligible Nominee or a nominee of the Board of Directors and (4) will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting of stockholders other than the form distributed by the Corporation; (D) the Eligible Stockholder’s agreement to (1) assume all liability stemming from any legal or regulatory violation arising out of any statements or communications made by the Eligible Stockholder to the Corporation, its stockholders or any other persons in connection with the nomination or election of directors, including, without limitation, the Proxy Access Notice, (2) indemnify and hold harmless (jointly, in the case of a group of Holders constituting an Eligible Stockholder) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including reasonable attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of the Eligible Stockholder’s actions, including the provision of any information in the Proxy Access Notice or any other communication by the Eligible Stockholder to or with the Corporation, in connection with any nomination submitted by the Eligible Stockholder pursuant to this Section 2.12, (3) in the event that any information in the Proxy Access Notice, or any other communication by the Eligible Stockholder to or with the Corporation, its stockholders or any other person in connection with the nomination or election (including, without limitation, the Statement) or the Eligible Nominee ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made therein not misleading, or the Eligible Stockholder discovers that such person has failed to continue to satisfy the eligibility requirements described in this Section 2.12, promptly (and in any event within forty-eight (48) hours of discovering such misstatement, omission or failure to satisfy eligibility) notify the Corporation (in the same manner as the Proxy Access Notice) and any other recipient of such misstatement or omission and of the information required to correct the misstatement or omission, or of such failure to satisfy eligibility, (4) comply with all other applicable laws and regulations applicable to the Eligible Stockholder in connection with any solicitation in connection with the annual meeting of stockholders, (5) file all materials described in Section 2.12(h)(iii) of these Bylaws with the Securities and Exchange Commission, regardless of whether any such filing is required under Regulation 14A promulgated under the Exchange Act or whether any exemption from filing is available for such materials under Regulation 14A and (6) provide to the Corporation (in the same manner as the Proxy Access Notice) prior to the annual meeting of stockholders such additional information as may be reasonably requested by the Corporation in order for the Corporation to comply with its disclosure obligations under applicable law, determine the Eligible Stockholder’s satisfaction of the requirements of this Section 2.12 and ascertain the Eligible Nominee’s eligibility for nomination pursuant to this Section 2.12; (E) with respect to each Eligible Nominee, (1) a list of all positions held by such Eligible Nominee as an officer or director of any competitor (as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended (the “Clayton Act”) of the Corporation or any of its subsidiaries within the three (3) years preceding the date of delivery of the Proxy Access Notice, (2) a completed and signed questionnaire, representation and agreement and any additional information, in each case, required by Section 2.12(i) of these Bylaws, (3) such Eligible Nominee’s written consent to being named in any proxy statement as a nominee and to serving as a director of the Corporation if elected; and (F) in the case of a nomination by a group of Holders that together constitute an Eligible Stockholder, the designation by each Constituent Holder of a lead Constituent Holder that is authorized to act on behalf of each such Constituent Holders with respect to the nomination of the Eligible Nominee and matters related thereto, including any withdrawal of the nomination of the Eligible Nominee. The information and documents required by this Section 2.12(f) shall be: (i) provided with respect to and executed by each Constituent Holder; and (ii) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of an Eligible Nominee or Constituent Holder that is an entity. The Proxy Access Notice shall be deemed delivered on the date on which all of the information and documents referred to in this Section 2.12(f) (other than such information and documents contemplated to be delivered after the date the Proxy Access Notice is delivered) have been delivered to the Secretary at the principal executive offices of the Corporation.

(g)         Delivery of Proxy Access Notice. To be timely under this Section 2.12, the Proxy Access Notice must be delivered to the Secretary at the principal executive offices of the Corporation within the time period described in the second sentence of Section 2.11(a)(ii) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the delivery of the Proxy Access Notice as described above.

(h)         Eligible Stockholder Obligations. An Eligible Stockholder must: (i) within five (5) business days after the date of delivery of the Proxy Access Notice, and on the last business day immediately prior to the date of the annual meeting of stockholders, provide to the Corporation (in the same manner as the Proxy Access Notice) one or more written statements from the record holder(s) of the Required Shares and from each intermediary through which the Required Shares are or have been held, in each case, during the requisite three-year holding period, verifying that the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares; (ii) include in the written statements provided pursuant to Item 4 of Schedule 14N filed with the Securities and Exchange Commission a statement certifying that such Eligible Stockholder owns and continuously has owned (as defined in Section 2.12(c)) the Required Shares for at least three (3) years; (iii) file with the Securities and Exchange Commission any solicitation or other communication relating to the annual meeting of stockholders at which any Eligible Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A promulgated under the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A; and (iv) as to any group of investment funds whose shares are aggregated for purposes of constituting an Eligible Stockholder, within five (5) business days after the date of delivery of the Proxy Access Notice, provide documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control.

(i)          Eligible Nominee Obligations. To be eligible to be an individual nominated for election to the Board of Directors by an Eligible Stockholder pursuant to this Section 2.12, an Eligible Nominee must complete and deliver (within the time period specified in Section 2.12(g) of these Bylaws for delivery of the Proxy Access Notice) to the Corporation (in the same manner as the Proxy Access Notice), a written questionnaire providing information with respect to the background, experience and qualifications of such individual, together with a written representation and agreement of such individual with respect to the matters described in Section 2.11(b)(ii)(A) of these Bylaws. At the request of the Corporation, the Eligible Nominee must promptly, but in any event within five (5) business days of such request, submit to the Corporation (in the same manner as the Proxy Access Notice) any additional completed and signed questionnaires required of the Corporation’s directors and provide to the Corporation such other information as the Corporation may reasonably request in order for the Corporation to comply with its disclosure obligations under applicable law or, as of the date of delivery of the Proxy Access Notice or a date subsequent thereto, determine whether the Eligible Stockholder satisfies the requirements of this Section 2.12 or ascertain whether the Eligible Nominee is eligible for nomination pursuant to this Section 2.12. The Corporation may request such additional information as necessary to permit the Board of Directors to determine if the Eligible Nominee is qualified and suitable to serve as a director of the

Corporation, eligible to serve as an “independent director” or “audit committee financial expert” of the Corporation under applicable law, the rules or regulations of any stock exchange applicable to the Corporation, any regulation applicable to the Corporation or its securities, or any publicly disclosed corporate governance guideline or committee charter of the Corporation, and such other information as could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such Eligible Nominee. If the Eligible Nominee fails to furnish such requested information prior to the last date on which a Proxy Access Notice would be timely pursuant to Section 2.12(g), the nomination of such Eligible Nominee shall not be considered made in compliance with this Section 2.12, the Corporation may omit from its proxy materials such Eligible Nominee, and such nomination shall be disregarded and not be considered at the annual meeting of stockholders before which such nomination is proposed to be brought, notwithstanding that proxies in respect of such vote or such Eligible Nominee may have been received by the Corporation.

(j)          Omission of Eligible Nominee from Proxy Materials. Notwithstanding anything to the contrary contained in this Section 2.12, the Corporation may omit from its proxy materials any Eligible Nominee, and the nomination of such Eligible Nominee shall be disregarded and not be considered at the annual meeting of stockholders before which such nomination is proposed to be brought, notwithstanding that proxies in respect of such vote or such Eligible Nominee may have been received by the Corporation, and the Eligible Stockholder may not, after the last date on which a Proxy Access Notice would be timely, cure in any way any defect preventing the nomination of the Eligible Nominee, if: (i) the Secretary receives notice pursuant to Section 2.11(a)(i)(C) of these Bylaws that a stockholder intends to nominate one or more individuals for election to the Board of Directors, which stockholder does not elect to have such stockholders nominee(s) included in the Corporation’s proxy materials pursuant to this Section 2.12; (ii) the Eligible Stockholder has engaged in (A) an exempt solicitation as described in Rule 14a-2(b) promulgated under the Exchange Act or (B) any communication, as described in Rule 14a-1(l)(2)(iv) promulgated under the Exchange Act, stating how the Eligible Stockholder intends to vote at the annual meeting of stockholders and the reasons therefor (in each case, other than with respect to such Eligible Stockholder’s Eligible Nominee(s) or any nominee(s) of the Board of Directors); (iii) (A) the Eligible Stockholder fails to include in the Proxy Access Notice or otherwise provide to the Corporation, or the Eligible Nominee fails to include in the written questionnaire, representation or agreement required by Section 2.12(i) of these Bylaws or otherwise provide to the Corporation (in each case, within the time period specified in Section 2.12(g) of these Bylaws for delivery of the Proxy Access Notice), all information required to be provided pursuant to this Section 2.12 in connection with the nomination of the Eligible Nominee, or the Eligible Stockholder or the Eligible Nominee otherwise breaches or fails to comply in any material respect with the Eligible Stockholder’s or Eligible Nominee’s, as applicable, obligations or agreements set forth in this Section 2.12, (B) the Eligible Stockholder has made representations and warranties or provided other information to the Corporation in connection with the nomination of the Eligible Nominee (including, without limitation, in the Proxy Access Notice) that was untrue, or ceases to be true, in any material respect or omitted, or omits, to state a material fact necessary to make the statements made therein not misleading, (C) the Eligible Nominee withdraws his or her written consent to being named in any proxy statement and to serving as a director of the Corporation if elected or becomes unwilling or unable to serve on the Board of Directors or (D) any material violation or breach occurs of any of the obligations, agreements, representations or warranties of the Eligible Nominee set forth in or required by this Section 2.12; (iv) the Eligible Stockholder withdraws such Eligible Stockholder’s nomination of the Eligible Nominee; (v) such Eligible Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with the Articles of Incorporation, these Bylaws or any applicable law, the rules or regulations of any stock exchange applicable to the Corporation, any regulation applicable to the Corporation or its securities, or any publicly disclosed corporate governance guideline or committee charter of the Corporation; or (vi) the Eligible Nominee (A) is not “independent” under the rules or regulations of any stock exchange applicable to the Corporation, any regulation applicable to the Corporation or its securities, or any publicly disclosed corporate governance guideline or committee charter of the Corporation, (B) does not qualify as a “non-employee director” under Rule 16b-3 (or any successor Rule) promulgated under the Exchange Act, in each case, as determined by the Board of Directors, (C) is or has been, within the past three (3) years, an officer or director of a competitor (as defined in Section 8 of the Clayton Act) of the Corporation or any of its subsidiaries, (D) is a named subject of a pending criminal proceeding

(excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten (10) years or (E) is or has been subject to any order, judgement, decree, event or circumstance specified in Rule 506(d)(1) (or any successor Rule) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), such that the exemption under Rule 506 (or any successor rule) would be unavailable to the Corporation were the Eligible Nominee a member of the Board of Directors.

(k)         Nomination Not Made in Compliance with this Section 2.12. Notwithstanding anything to the contrary contained in this Section 2.12, the nomination of an Eligible Nominee shall not be considered made in compliance with this Section 2.12, and such nomination shall be disregarded and not be considered at the annual meeting of stockholders before which such nomination is proposed to be brought, notwithstanding that proxies in respect of such vote or such Eligible Nominee may have been received by the Corporation, if: (i) the Eligible Stockholder has failed to continue to satisfy the eligibility requirements described in this Section 2.12; (ii) the Eligible Stockholder or the designated lead Constituent Holder, as the case may be, or any qualified representative thereof, does not appear at the annual meeting of stockholders before which such nomination is proposed to be brought to present the nomination of the Eligible Nominee submitted pursuant to this Section 2.12; (iii) the Eligible Nominee becomes unwilling or unable to serve on the Board of Directors; or (iv) the Eligible Stockholder withdraws such Eligible Stockholder’s nomination of the Eligible Nominee.

(l)          Impermissible Activities. Notwithstanding anything to the contrary contained in this Section 2.12, the Corporation shall not be required to include in its proxy materials any Eligible Nominee pursuant to this Section 2.12, the nomination of an Eligible Nominee shall not be considered made in compliance with this Section 2.12, such nomination shall be disregarded and not be considered at the annual meeting of stockholders before which such nomination is proposed to be brought, notwithstanding that proxies in respect of such vote or such Eligible Nominee may have been received by the Corporation, and no stockholder who submits a nomination of an Eligible Nominee shall be deemed to constitute an Eligible Stockholder for purposes of this Section 2.12, if such Eligible Nominee or nominating stockholder, as the case may be, at any time during the three-year period immediately preceding the date of delivery of the Proxy Access Notice for such nomination or at any time prior to the annual meeting of stockholders, directly or indirectly, whether through an affiliate, associate or other intermediary, has initiated, financially sponsored, supported or otherwise actively participated in any initiative, campaign or other process seeking to (i) advance any agenda that is not directly related to the enhancement of stockholder value or (ii) restrict, eliminate or declare unlawful any business or operation of the Corporation or any of its subsidiaries that has generated revenue, positive earnings and/or net income in at least one (1) fiscal quarter in the trailing four (4) fiscal quarters, as disclosed in the most recent earnings press release or periodic report (on Form 10-Q or Form 10-K, as the case may be) filed by the Corporation with the Securities and Exchange Commission immediately preceding the date of delivery of such Proxy Access Notice.

(m)        Maximum Number of Eligible Nominees. Notwithstanding the other provisions of this Section 2.12, the number of Eligible Nominees appearing in the Corporation’s proxy materials with respect to an annual meeting of stockholders (including any Eligible Nominee whose name was submitted for inclusion in the Corporation’s proxy materials but who is nominated by the Board of Directors as a Board of Directors nominee), together with any nominees who were previously elected to the Board of Directors as Eligible Nominees at any of the preceding two (2) annual meetings of stockholders and who are re-nominated for election at such annual meeting of stockholders by the Board of Directors and any Eligible Nominee who was qualified for inclusion in the Corporation’s proxy materials but whose nomination is subsequently withdrawn, shall not exceed (the “Maximum Number”) the greater of (i) two (2) or (ii) twenty-five percent (25%) of the number of directors in office as of the last date on which a Proxy Access Notice may be delivered pursuant to Section 2.12(g) of these Bylaws with respect to such annual meeting of stockholders, or if such amount is not a whole number, the closest whole number below twenty-five percent (25%). In the event that the number of Eligible Nominees submitted by Eligible Stockholders pursuant to this Section 2.12 exceeds this Maximum Number, each Eligible Stockholder will select one (1) Eligible Nominee for inclusion in the Corporation’s proxy materials until the Maximum Number is reached, going in order of the number (largest to smallest) of outstanding shares of capital stock of the Corporation each Eligible Stockholder disclosed as owned in such Eligible Stockholder’s respective Proxy Access Notice delivered to the Corporation. If the Maximum Number is not reached after each Eligible Stockholder has selected one (1) Eligible Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Maximum Number is reached. In the event that one or more vacancies occurs on the Board of Directors resulting from the death, resignation, disqualification, removal or other cause after the deadline set forth in Section 2.12(g) of these Bylaws, but before the date of the annual meeting of stockholders, and the Board of Directors resolves to reduce the number of directors constituting the Board of Directors in connection therewith, the Maximum Number shall be calculated based on such reduced number of directors.

(n)         Ineligible Nominees. Any Eligible Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at such annual meeting of stockholders or (ii) does not receive at least twenty five percent (25%) of the votes cast in favor of the Eligible Nominee’s election at such annual meeting of stockholders, will be ineligible to be an Eligible Nominee pursuant to this Section 2.12 for the next two (2) annual meetings of stockholders.

(o)         Section 2.12 Exclusive. This Section 2.12 provides the exclusive method for a stockholder or group of stockholders to include nominees for election to the Board of Directors in the Corporation’s proxy materials.

(p)         Determinations. Except as otherwise provided by applicable law, the Articles of Incorporation, or this Section 2.12, the Board of Directors shall have the power and duty to determine whether this Section 2.12 or any of the representations, warranties and covenants contained in this Section 2.12 or required by this Section 2.12 have been complied with.

Section 2.13 Meetings Through Electronic Communications. Stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.13 constitutes presence in person at the meeting.

Article III

Board of Directors

Section 3.1 General Powers and Duties.

(a)         Except as otherwise restricted by Chapter 78 of the NRS or the Articles of Incorporation, the Board of Directors is responsible for the stewardship of the business and affairs of the Corporation on behalf of the shareholders by whom they are elected and to whom they are responsible. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

(b)         The Board of Directors, in its discretion, or the chairman presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)         The Board of Directors may, by resolution passed by at least a majority of the Board of Directors, designate one or more committees, provided that each such committee must have at least one director of the Corporation as a member. Unless the articles of incorporation, the charter of the committee, or the resolutions designating the committee expressly require that all members of such committee be directors of the Corporation, the Board of Directors may appoint natural persons who are not directors of the Corporation to serve on such committee. The Board of Directors may designate one or more individuals as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another individual to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 3.2 Number, Tenure, and Qualifications. Except as otherwise provided by or pursuant to the Articles of Incorporation, the Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution or resolutions of the Board of Directors. Directors need not be stockholders. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.

Section 3.3 Chairman of the Board. The Board of Directors may elect from its own number a Chairman of the Board, who shall preside at all meetings of the Board of Directors and stockholders, and shall perform such other duties as may be prescribed from time to time by the Board of Directors. The Chairman may by appointment fill any vacancies on the Board of Directors.

Section 3.4 Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the NRS, any director may be removed from office, with or without cause, at any time, by the affirmative vote of the stockholders holding not less than two-thirds (2/3) of the voting power of the issued and outstanding shares of the Corporation entitled to vote generally in the election of directors (voting as a single class). Such vacancy shall be filled by the Directors entitled to vote. In addition, the Board of Directors of the Corporation, by majority vote, may declare vacant the office of a director who has been (a) declared incompetent by an order of a court of competent jurisdiction, or (b) convicted of a felony. Such vacancy shall be filled by the Directors then in office, though less than a quorum, to hold office until the next annual meeting or until their successor is duly elected and qualified, except that any directorship to be filled by election by the stockholders at the meeting at which the Director is removed. No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of their term of office. Any director may resign at any time by delivering written notification thereof to the President or Secretary of the Corporation. A resignation shall become effective upon its acceptance by the Board of Directors; provided, however, that if the Board of Directors has not acted thereon within ten days from the date of its delivery, the resignation shall be deemed accepted.

Section 3.5 Vacancies; Newly Created Directorships. Subject to any rights of the holders of preferred stock, if any, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders and when their successors are elected or appointed, at which the term of the class to which he or she has been elected expires, or until his or her earlier resignation or removal. When any Director shall give notice of resignation effective at a future date, the Board of Directors may fill such vacancy to take effect when such resignation shall become effective in accordance with the applicable laws of the State of Nevada. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors

Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

Section 3.7 Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law; special meetings of the Board of Directors may be called by order of the Chairman of the Board, if any, or if there be no chairman of the board, by the chief executive officer, if any, or by the president or the secretary, and shall be called by the chairman of the board, if any, the chief executive officer, if any, the president, or the secretary upon the request of at least a majority of the Board of Directors. If the chairman of the board, or if there be no chairman of the board, each of the chief executive officer, the president, and the secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors. The Secretary shall give notice of the time, place and purpose or purposes of each special meeting by mailing the same at least two days before the meeting or by telephone, telegraphing or telecopying the same at least one day before the meeting to each Director. Meeting of the Board of Directors may be held by telephone conference call.

Section 3.8 Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.9 Meetings Through Electronic Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.9 constitutes presence in person at the meeting.

Section 3.10 Quorum. At all meetings of the Board of Directors, a majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. At any meeting at which every Director shall be present, even though without any formal notice any business may be transacted

Section 3.11 Manner of Acting. At all meetings of the Board of Directors, each Director shall have one vote. Except in cases in which the Articles of Incorporation, these Bylaws or applicable law otherwise provide, the act of a majority of Directors present at a meeting shall be the act of the full Board of Directors, provided that a quorum is present.

Section 3.12 Action by Unanimous Consent of Directors. Unless otherwise restricted by or pursuant to the Articles of Incorporation or by these Bylaws, (a) any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and (b) a consent may be documented, signed and delivered in any manner permitted by Chapters 75, 78, 92A or 720 of the Nevada Revised Statutes, as applicable. After action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

Section 3.13. Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.14. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action(s) taken unless their dissent shall be placed in the minutes of the meeting or unless he or she shall file their written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 3.15. Emergency Power. When, due to a national disaster or death, a majority of the Directors are incapacitated or otherwise unable to attend the meetings and function as Directors, the remaining members of the Board of Directors shall have all the powers necessary to function as a complete Board, and for the purpose of doing business and filling vacancies shall constitute a quorum, until such time as all Directors can attend or vacancies can be filled pursuant to these Bylaws.

Article IV

Officers

Section 4.1. Officers; Election; Qualifications; Term of Officer, Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, a President, a Treasurer, a Chief Financial Officer, and a Secretary, and may choose a Chairperson of the Board of Directors from among its members. Any two or more offices may be held by the same person. The Board of Directors may also elect a Chief Operating Officer, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Except as otherwise provided by or pursuant to the Articles of Incorporation, the Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 4.2. Powers and Duties of Officers. The powers and duties of the officers of the Corporation shall be as provided from time to time by resolution of the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation, subject to the control of the Board of Directors.

Section 4.4 Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general charge of the Corporation’s business and day-to-day management and shall have the power and duty to supervise the Corporation’s other officers, see that all resolutions and orders of the Board of Directors are carried into effect, preside at all meetings of the stockholders and, in the absence of the Chairperson of the Board of Directors, if any, or the Lead Director, if any, preside at all meetings of the Board of Directors.

Section 4.5 President. The President shall, in the absence of the Chief Executive Officer, subject to the direction of the Board of Directors, have general charge of the Corporation’s business and day-to-day management and shall have the power and duty to supervise the Corporation’s other officers, see that all resolutions and orders of the Board of Directors are carried into effect, preside at all meetings of the stockholders and, in the absence of the Chairperson of the Board of Directors, if any, the Lead Director, if any, or the Chief Executive Officer, if any, preside at all meetings of the Board of Directors.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall, under the direction of the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President, have the power and duty to oversee all financial and accounting matters of the Corporation, including maintaining custody of the Corporation’s funds and securities and depositing, investing and disbursing the Corporation’s funds, and shall have such additional powers and duties as the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President assigns.

Section 4.7 Chief Operating Officer. The Chief Operating Officer shall, under the direction of the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President, have the power and duty to oversee the Corporation’s day-to-day business operations and shall have such additional powers and duties as the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President assigns.

Section 4.8 Vice Presidents. A Vice President, if one is elected, or, if there is more than one, the Vice Presidents, shall have the power and duty to assist the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President, as he or she directs in the management of the Corporation’s business and the implementation of resolutions and orders of the Board of Directors. If there is more than one Vice President, the Board of Directors may give them titles that are descriptive of their respective functions or indicative of their relative seniority. In the event of the absence or inability to act of the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President, if any, or in the absence of the President, the Vice Presidents, or if there is more than one, the Vice Presidents in the order of their seniority as indicated by their titles or as otherwise determined by the Board of Directors, shall have the power and duty to perform the duties of the Chief Executive Officer or President, as applicable. A Vice President shall have such additional powers and duties as the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President assigns.

Section 4.9 Secretary. The Secretary shall have custody of the Corporation’s corporate records and shall have the power and duty to send all notices to stockholders and directors required by applicable law, the Articles of Incorporation or these Bylaws and record all proceedings of meetings of the stockholders and the Board of Directors. The Secretary shall have the power to certify copies of these Bylaws, resolutions of the stockholders and the Board of Directors or any committee thereof and other documents of the Corporation as true and correct and shall have such additional powers and duties as the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President assigns.

Section 4.10 Assistant Officers. An Assistant Treasurer or Assistant Secretary (or if more than one is elected, the Assistant Treasurers and Assistant Secretaries in the order determined by the Board of Directors) shall, in the absence of the Treasurer, if any, or in the absence of the Secretary, if any, have the powers and duties of the Treasurer or the Secretary, respectively, and shall have such additional powers and duties as the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer, the President assigns.

Section 4.11 Salaries. Salaries or other compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents. No officer shall be prevented from receiving any such salary or compensation in his or her capacity as an officer by reason of the fact that he or she is also a director of the Corporation.

Section 4.12 Execution of Negotiable Instruments, Deeds and Contracts. The Board of Directors may authorize any Officer or Officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. All (i) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (ii) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (iii) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

Article V

Capital Stock

Section 5.1 Certificates. Except as provided in this Section 5.1, the certificates for shares of capital stock of the Corporation shall be uncertificated; provided that the Board may provide by resolution or resolutions that some or all classes of series of the Corporation’s stock shall be represented by certificates. With respect to every holder of capital stock of the Corporation represented by certificates, the holder shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two (2) authorized officers of the Corporation representing the number of shares registered in certificate form. The signatures of such Officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or one of its employees. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 5.2 Transfer of Shares. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his (or her) legal representative, who shall furnish proper evidence of authority to transfer, or by his (or her) attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

Section 5.3. Transfer Agent and Registrar. The Board of Directors of the Corporation shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars.

Section 5.4 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.5 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof, in fact, and shall not be bound to recognize any equitable or other claim to or on behalf of this Corporation to any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

Article VI

Indemnification

Section 6.1 Indemnification and Insurance.

(a)         Indemnification of Directors and Officers.

(i)     For purposes of this Article VI, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary administrator, partner, member or manager) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii)    Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 6.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii)   Indemnification pursuant to this Section 6.1 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv)   The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

(b)         Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)         Non-Exclusivity of Rights. The rights to indemnification provided in this Article VI shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d)         Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e)         Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f)          Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 6.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 6.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 6.2 Amendment. The provisions of this Article VI relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 6.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VI which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article VIII), no repeal or amendment of these Bylaws shall affect any or all of this Article VI so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Article VIII; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

Section 6.3 Other Fees. To the fullest extent permitted by applicable law, and except as otherwise provided in these Bylaws, in the event that (a) any current or prior stockholder of the Corporation or anyone on their behalf (“Claiming Party”) initiates or asserts any claim or counterclaim (“Claim”) or joins, offers assistance to, or has a direct interest in any Claim against the Corporation and/or any of its stockholders, officers, or directors (together, the Corporation and/or any of its stockholders, officers, or directors are henceforth called “Receiving Parties”), including any Claim purportedly filed on behalf of the Corporation or any stockholder, whether direct or derivative, in any jurisdiction, and (b) the Claiming Party (or the third party that received assistance from the Claiming Party or in whose

Claim the Claiming Party had a direct interest) does not obtain a favorable judgment on the merits of its Claim, with such determination being made by the Board of Directors, by majority vote of a quorum consisting of directors who were not parties to the Claim, or by independent legal counsel in a written opinion if a majority vote of a quorum consisting of directors who were not parties to the Claim or a quorum consisting of directors who were not parties to the Claim cannot be obtained, then each Claiming Party shall be obligated jointly and severally to reimburse the Receiving Parties for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees) that the Receiving Parties may incur in connection with such Claim.

Article VII

Notice

Section 7.1 Manner of Notice; Waiver of Notice. Except as otherwise provided in these Bylaws or permitted by applicable law, notices to directors and stockholders shall be in writing or electronic transmission and delivered by mail, courier service or electronic mail to the directors or stockholders at their addresses appearing on the records of the Corporation. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Article VIII

Amendments

Section 8.1 Amendments of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to amend or repeal these Bylaws or to adopt new bylaws; provided that these Bylaws may be amended or repealed in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least a majority of the outstanding voting power of the Corporation, voting together as a single class.

Article IX

Fiscal Year

Section 9.1 Fiscal Year. The fiscal year of the Corporation shall be fixed and may be varied by resolution of the Board of Directors.

Article X

Dividends

Section 10.1 Dividends. The Board of Directors may at any regular or special meeting, as they deem advisable, declare dividends payable out of the surplus of the Corporation.

Article XI

Corporate Seal

Section 11.1 Corporate Seal. The seal of the Corporation shall be in the form of a circle and shall bear the name of the Corporation and the year of incorporation per sample affixed hereto.

Dated [•], 2024

[•]
Cyber App Solutions Corp.
Secretary

Control Number:	Registered Shareholder:	Number of Shares:

CYBER APP SOLUTIONS CORP
2000 BERING DRIVE, SUITE 875
HOUSTON, TX 7057

PROXY

Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders
on November 7, 2024 at 2:00 P.M., Central Time

The undersigned hereby appoints David Hobbs as proxy with full power of substitution, to represent and to vote as set forth herein all the ordinary shares of Cyber App Solutions Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted “FOR” in Item 1 and 2.

Item 1

ELECTION OF DIRECTORS. To elect the five (5) directors named in the attached proxy statement to serve until his/her successor is duly elected and qualified, unless he/she resigns, is removed or otherwise is disqualified from serving as a director of the Company.

(1) Steven Looper
	☐ For	☐ Withhold
(2) David Hobbs
	☐ For	☐ Withhold
(3) Douglas Heller
	☐ For	☐ Withhold
(4) Peter Wagner
	☐ For	☐ Withhold
(5) Tralisa Maraj
	☐ For	☐ Withhold

Item 2

APPROVAL OF THE PROPOSED BYLAWS. To approve the Proposed Bylaws (as defined in the attached proxy statement) to, among other things (i) adequately address the needs of the Company; and (ii) update the Existing Bylaws (as defined in the attached proxy statement) so that they are in line with current industry standards for public companies.

	☐ For	☐ Against	☐ Abstain

In his discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: _______________________________________, 2022

Signature

Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title

See Reverse for Voting Instructions

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation
2901 N. Dallas Parkway, Suite 380
Plano, Texas 75093
Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.      Go to https://onlineproxyvote.com/CYRB/2024/ at any time 24 hours a day.

2.      Login using the control number located in the top left hand corner of this proxy card.

3.      Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement and the form of Proxy Card are available at https://onlineproxyvote.com/CYRB/2024